INVESCO ENERGY FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05686
SERIES NO.:        1

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                19,057
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                 2,894
         Class C                 6,077
         Class Y                 1,357
         Investor Class         12,296
         Institutional Class       238

74V.   1 Net asset value per share (to nearest cent)
         Class A               $ 35.26
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B               $ 32.45
         Class C               $ 31.66
         Class Y               $ 35.27
         Investor Class        $ 35.13
         Institutional Class   $ 35.93

INVESCO GOLD AND PRECIOUS METALS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-3826
SERIES NO.:        2

74U.   1 Number of shares outstanding (000's Omitted)
         Class A           22,232
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B            5,375
         Class C            6,483
         Class Y            1,048
         Investor Class    23,617

74V.   1 Net asset value per share (to nearest cent)
         Class A                $ 10.04
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B          $  9.79
         Class C          $ 10.38
         Class Y          $ 10.14
         Investor Class   $ 10.10

INVESCO LEISURE FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-3826
SERIES NO.:        4

74U.   1 Number of shares outstanding (000's Omitted)
         Class A           1,752
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B             226
         Class C             424
         Class R              38
         Class Y             146
         Investor Class    8,884

74V.   1 Net asset value per share (to nearest cent)
         Class A          $32.51
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B          $31.19
         Class C          $30.13
         Class R          $32.35
         Class Y          $32.56
         Investor Class   $32.43

INVESCO TECHNOLOGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-3826
SERIES NO.:        6

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                 6,516
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                   599
         Class C                   619
         Class Y                    96
         Investor Class         12,898
         Institutional Class        15

74V.   1 Net asset value per share (to nearest cent)
         Class A               $ 29.87
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B               $ 27.98
         Class C               $ 27.24
         Class Y               $ 29.74
         Investor Class        $ 29.63
         Institutional Class   $ 32.20

INVESCO FINANCIAL SERVICES FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-3826
SERIES NO.:        8

74U.   1 Number of shares outstanding (000's Omitted)
         Class A            5,112
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B              727
         Class C            1,697
         Class Y              223
         Investor Class    16,384

74V.   1 Net asset value per share (to nearest cent)
         Class A          $  7.65
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B          $  7.60
         Class C          $  7.31
         Class Y          $  7.74
         Investor Class   $  7.71

INVESCO UTILITIES FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-3826
SERIES NO.:        9

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $ 1,652
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B               $   140
          Class C                   115
          Class Y                    14
          Investor Class            756
          Institutional Class       129

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A               $0.1856
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B               $0.1346
          Class C               $0.1358
          Class Y               $0.2045
          Investor Class        $0.1872
          Institutional Class   $0.2231

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                 8,766
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                   979
          Class C                   847
          Class Y                    72
          Investor Class          3,962
          Institutional Class       464

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 14.92
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $ 14.95
          Class C               $ 15.07
          Class Y               $ 15.04
          Investor Class        $ 15.04
          Institutional Class   $ 14.92

INVESCO SMALL-MID SPECIAL VALUE FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-05686
SERIES NO.:        27

74U.   1 Number of shares outstanding (000's Omitted)
         Class A    2,367
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B    4,314
         Class C    1,558
         Class Y      400

74V.   1 Net asset value per share (to nearest cent)
         Class A   $10.53
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B   $ 9.85
         Class C   $ 9.60
         Class Y   $10.84